UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

Vistaprint N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8 Venlo The Netherlands	5928 LW
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 31 77 850 7700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Vistaprint N.V. held an Extraordinary General Meeting of Shareholders on March 25, 2013, at which our shareholders appointed two new directors to our Supervisory Board:

(1) Our shareholders appointed Eric C. Olsen to serve on our Supervisory Board for a term of two years ending on the date of our annual general meeting of shareholders in 2015.

(2) Our shareholders appointed Paolo De Cesare to serve on our Supervisory Board for a term of three years ending on the date of our annual general meeting of shareholders in 2016.

There were 33,571,784 ordinary shares of Vistaprint issued, outstanding, and eligible to vote at the record date of February 25, 2013. The voting results for each candidate are as follows:

Candidate for Supervisory Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
1. Eric C. Olsen	28,262,585	30,678	0
2. Paolo De Cesare	28,266,649	26,614	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2013	VISTAPRINT N.V.

	By:	/s/ Michael C. Greiner
Michael C. Greiner
Chief Accounting Officer